SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 27, 2004



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 12. Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On July 27, 2004, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated July 27, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  July 27, 2004


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated July 27, 2004.

Exhibit  99.1
                           PAR TECHNOLOGY CORPORATION

                       -REPORTS RECORD QUARTERLY RESULTS-

       Revenues Rise 34%, Highest Quarterly Revenue in Company's History
                        Net Income Grows more than 300%
                   EPS Rises to $0.14 versus $0.04 a year ago

        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--July 27, 2004--PAR Technology Corporation (NYSE:PTC - News) today announced record results for the second quarter ended June 30, 2004.

PAR reported second quarter revenues of $42.9 million, a 34% increase from the $32 million reported in the same period a year ago. Net income for the second quarter 2004 was $1.3 million or $0.14 diluted earnings per share. This compares to $308,000 net income and $0.04 diluted earnings per share in the second quarter 2003.

For the six months ended June 30, 2004, PAR Technology Corporation reported revenues of $80.8 million, a 29% increase from the $62.6 million reported one year ago. The Company also reported net income for the first six months of 2004 of $2 million or $0.22 diluted earnings per share. This compares to net income of $537,000 and $0.06 diluted earnings per share for the first six months of 2003.

John W. Sammon, PAR Chairman and CEO commented on the results "It was a very good quarter in all respects. The nearly $43 million in revenue is the highest revenue of any quarter in our Company's history. Our record results came from increases in sales of both Hospitality Technology solutions and services as well as increases in our Government business. I am proud of our organization as we continue to execute well, and maintain our strong position in excellent and diversified markets.

Sammon concluded, "I am inspired by the accomplishments of the entire PAR team which resulted in the record results for the quarter. PAR will continue to focus upon improving our returns on capital and, ultimately, shareholder returns by investing in our selected markets and products."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.


ABOUT PAR TECHNOLOGY
--------------------


PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 35,000 systems installed in over 95 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (In Thousands Except Share Amounts)
                                   (Unaudited)


                                                                June 30,  December 31,
                                                                 2004         2003
                                                               --------    ---------
Assets
Current Assets:
     Cash ..................................................   $  2,619    $  1,467
     Accounts receivable-net ...............................     29,462      31,876
     Inventories-net .......................................     30,379      31,894
     Deferred income taxes .................................      6,320       6,486
     Other current assets ..................................      2,086       2,472
     Total assets of discontinued operation ................       --            20
                                                               --------    --------
         Total current assets ..............................     70,866      74,215

Property, plant and equipment - net ........................      7,416       7,240
Deferred income taxes ......................................      2,019       2,857
Other assets ...............................................      3,370       2,855
                                                               --------    --------
                                                               $ 83,671    $ 87,167
                                                               ========    ========
Liabilities and Shareholders' Equity
Current Liabilities:
     Current portion of long-term debt .....................   $     92    $     89
     Borrowings under lines of credit ......................       --         6,989
     Accounts payable ......................................     10,162       8,301
     Accrued salaries and benefits .........................      5,985       5,461
     Accrued expenses ......................................      2,073       2,471
     Deferred service revenue ..............................      5,321       5,947
     Total liabilities of discontinued operation ...........        429         578
                                                               --------    --------
         Total current liabilities .........................     24,062      29,836
                                                               --------    --------
Long-term debt .............................................      2,045       2,092
                                                               --------    --------

Commitments and contingent liabilities Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .........................       --          --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       10,065,287 and 9,966,062 shares issued;
        8,654,600 and 8,555,375 outstanding ................        201         199
     Capital in excess of par value ........................     30,270      29,761
     Retained earnings .....................................     34,423      32,375
     Accumulative other comprehensive loss .................       (277)        (43)
     Treasury stock, at cost, 1,410,687 shares .............     (7,053)     (7,053)
                                                               --------    --------
         Total shareholders' equity ........................     57,564      55,239
                                                               --------    --------
                                                               $ 83,671    $ 87,167
                                                               ========    ========

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


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                           For the three months     For the six months
                                               ended June 30,         ended June 30,
                                           --------------------    --------------------
                                              2004        2003        2004       2003
                                           --------    --------    --------    --------

Net revenues:
     Product ...........................   $ 19,466    $ 13,059    $ 35,705    $ 25,412
     Service ...........................     10,570       8,634      20,877      17,103
     Contract ..........................     12,889      10,318      24,241      20,038
                                           --------    --------    --------    --------
                                             42,925      32,011      80,823      62,553
                                           --------    --------    --------    --------
Costs of sales:
     Product ...........................     13,231       8,528      24,268      16,590
     Service ...........................      9,084       7,242      18,029      14,409
     Contract ..........................     12,082       9,897      22,612      19,169
                                           --------    --------    --------    --------
                                             34,397      25,667      64,909      50,168
                                           --------    --------    --------    --------
           Gross margin ................      8,528       6,344      15,914      12,385
                                           --------    --------    --------    --------
Operating expenses:
     Selling, general and administrative      5,245       4,700      10,261       9,111
     Research and development ..........      1,302       1,262       2,645       2,421
                                           --------    --------    --------    --------
                                              6,547       5,962      12,906      11,532
                                           --------    --------    --------    --------
Operating income .......................      1,981         382       3,008         853
Other income, net ......................        187         313         398         389
Interest expense .......................        (46)       (152)       (119)       (295)
                                           --------    --------    --------    --------
Income from continuing operations
  before provision for income taxes ....      2,122         543       3,287         947
Provision for income taxes .............       (810)       (192)     (1,239)       (340)
                                           --------    --------    --------    --------
Income from continuing operations ......      1,312         351       2,048         607
                                           --------    --------    --------    --------
Discontinued operations:
     Loss from operations of
        discontinued component .........       --           (67)       --          (109)
     Income tax benefit ................       --            24        --            39
                                           --------    --------    --------    --------
     Loss on discontinued operations ...       --           (43)       --           (70)
                                           --------    --------    --------    --------
Net income .............................   $  1,312    $    308    $  2,048    $    537
                                           ========    ========    ========    ========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Continued)
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)

                                           For the three months     For the six months
                                              ended June 30,          ended June 30,
                                         ---------------------    ---------------------
                                             2004       2003         2004       2003
                                         ---------   ---------    ---------   ---------
Earnings per share:
Basic:
     Income from continuing operations   $     .15   $     .04    $     .24   $     .07
     Loss from discontinued operations   $    --     $    (.01)   $    --     $    (.01)
           Net income ................   $     .15   $     .04    $     .24   $     .06
Diluted:
     Income from continuing operations   $     .14   $     .04    $     .22   $     .07
     Loss from discontinued operations   $    --     $    --      $    --     $    (.01)
           Net income ................   $     .14   $     .04    $     .22   $     .06
Weighted average shares outstanding
     Basic ...........................       8,636       8,422        8,603       8,398
                                         =========   =========    =========   =========
     Diluted .........................       9,192       8,765        9,156       8,766
                                         =========   =========    =========   =========